                                                                   EXHIBIT 24.2




                  I, the undersigned, SHAWNA L. GEHRES, Secretary of THE WILLIAMS COMPANIES, INC., a Delaware company (hereinafter called the "Company"), do hereby certify that at a meeting of the Board of Directors of the Company, duly convened and held on May 21, 1998, at which a quorum of said Board was present and acting throughout, the following resolution was duly adopted:

                                    RESOLVED that the officers of the Company
                  be, and each hereby is, authorized to execute and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a shelf Registration Statement on Form S-3, and all amendments and supplements thereto and all required exhibits and documents in connection therewith, and the Prospectus contained therein, and all amendments or supplements thereto (the "Registration Statement"), with respect to not more than six hundred and forty million dollars ($640,000,000) aggregate principal amount of Debt Securities and/or not more than eight hundred million dollars ($800,000,000) aggregate principal amount of Preferred Securities (collectively the "Securities"), which Securities may contain exchangeability, convertibility, and/or redemption provisions, and to do, or cause to be done, all such other acts and things as, in their opinion or in the opinion of any of them, may be necessary or desirable and proper in order to effect such filing or in order that such Registration Statement and any such amendment or amendments may become effective and may remain in effect as long as shall be required.

                                    RESOLVED that the form of power of attorney
                  submitted to this meeting for use in connection with the execution and filing, for and on behalf of the Company, of the Registration Statement and any such amendments thereto referred to in the preceding resolution, is hereby approved, and the Chairman of the Board, the President, any Vice President or the Treasurer of the Company is hereby authorized to execute said power of attorney in the form so presented for and on behalf of the Company.

                                    RESOLVED that Mr. William G. von Glahn,
                  Senior Vice President and General Counsel of The Williams Companies, Inc., be, and he hereby is, designated as the person authorized to receive notices and communications from the Securities and Exchange Commission with respect to the Registration Statement and any amendments thereto and that he be, and he hereby is, designated the agent for service in connection with any and all matters relating to the Registration Statement; and that there hereby is conferred upon him the powers enumerated in Rule 478 of the


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                                                                          Page 2


                  Rules and Regulations promulgated under the Securities Act of 1933, as amended.

                                    RESOLVED that the officers of the Company
                  be, and each of them hereby is, authorized and directed in the name and on behalf of the Company to take any and all actions which such officers deem necessary or appropriate in order to obtain a permit, register or qualify the Securities for issuance and sale or to request an exemption from registration of the Securities or to register or to obtain a license for the Company as a dealer or broker under the securities laws of such of the states of the United States of America and of such foreign jurisdictions as such officers may deem necessary or appropriate; and that in connection with such registrations, permits, licenses, qualifications and exemptions, such officers are authorized and directed to execute, acknowledge, verify, deliver, file and publish all such applications, reports, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws, and to take any and all further action which such officers deem necessary or appropriate in order to maintain the registration in effect for such time period as they may deem to be in the best interests of the Company.

                                    RESOLVED that if an officer of the Company
                  shall so elect application may be made to the New York Stock Exchange, Inc. and to the Pacific Stock Exchange for the listing upon notice of issuance of the Securities and that the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company be, and each of them hereby is, authorized and directed by the Company to prepare, execute and file the applications required by such stock exchange and to make such changes as may be necessary to conform with requirements for the listing of the Securities, to appear (if requested) before officials of such exchange, to pay any fees required for such additional listing and to perform all other acts and things as may be deemed necessary to effect such listing.

                                    RESOLVED that the Chairman of the Board, the
                  President, any Vice President, or the Treasurer of the Company (a "Designated Officer") be, and each of them hereby is, authorized and empowered to execute, acknowledge and deliver, for and on behalf of the Company, and under its corporate seal, which its Secretary or any Assistant Secretary is hereby authorized to affix and attest, one or more indentures, including a subordinate indenture, between the Company and a trustee to be determined by the officer executing such indenture (the "Indenture") for the purpose of providing for the issuance, registration, transfer, exchange and payment of the Securities to be issued pursuant thereto, each such Indenture to be in the form as the officers executing and delivering the


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                                                                          Page 3


                  same on behalf of the Company shall approve, such approval to be conclusively evidenced by such officer's execution, acknowledgment and delivery of the Indenture.

                                    RESOLVED that the Chairman of the Board, the
                  President, the Chief Financial Officer, or the Treasurer of the Company be, and each hereby is, in accordance with the foregoing resolutions and the limitations previously approved, authorized to cause the Company to issue and sell one or more series of the Securities and, in connection with any such series, determine, approve or appoint, as the case may be:

                  (a) the exact aggregate principal amount of the series of Securities, whether Securities of such series are to be issued as debentures, as notes or as any other evidences of indebtedness or in any combination thereof;

                  (b) the designation of the Securities as senior or subordinated indebtedness of the Company;

                  (c) whether each series of Securities shall be sold with or without competitive bidding, whether through a public offering or by private placement, or a combination thereof;

                  (d) the terms and rights of the Securities, consistent with the terms of the respective Indenture and the Registration Statements; provided, however, that no such Securities shall be secured or convertible into any equity securities of the Company;

                  (e)      the maturity or maturities of the  Securities;

                  (f) the price to be received by the Company in any offering or sale of any of the Securities (which may be at a discount from the principal amount payable at maturity of such Securities), any public offering price and any discount received by, or commission paid to, any underwriters or agents;

                  (g) the rate or rates at which the Securities shall bear interest, if any, which rate or rates may vary from time to time in accordance with a formula to be approved by any such officer;

                  (h) the date or dates from which such interest shall accrue, the dates on which such interest shall be payable and the record date for the interest payable on any interest payment date and/or the method by which such rate or rates or date or dates shall be determined;

                  (i) the place or places, where the principal of (premium, if any) and interest, if any, on the Securities shall be payable;

                  (j) the option, if any, of the Company to redeem the Securities in whole or in part and the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities may be redeemed, in whole or in part, pursuant to such option or any sinking fund or otherwise;

                  (k) the obligation, if any, of the Company to redeem, purchase or repay Securities pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation or option;

                  (l) the denominations and currencies, including U.S. dollars, foreign currencies and composite currencies, in which the Securities shall be issuable and payable and the election, if any, of holders of Securities to receive payment of principal (and premium, if any) and interest in a currency other than the currency in which such Securities were issued;

                  (m) such other terms, conditions and provisions as any such officer shall deem appropriate;

                  (n)      the forms of the Securities; and

                  (o) whether the Securities will be listed on the New York Stock Exchange.

                                    RESOLVED that any Designated Officer be, and
                  each hereby is, authorized to appoint one or more transfer agents or registrars, depositories, authenticating or paying agents, calculation agents, exchange rate agents and any other agents with respect to the Securities, and to execute and deliver, in the name and on behalf of the Company, any agreement, instrument or document relating to any such appointment, for the purpose of implementing and giving effect to the provisions of each Indenture; provided, however, that the Company may at any time elect to act in the capacity of paying agent.


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                                                                          Page 5


                                    RESOLVED that any Designated Officer be, and
                  each hereby is, authorized and directed to execute and deliver to the trustee for each Indenture an Issuer Order or Officer's Certificate, as appropriate, referred to in the Indenture and to perform on behalf of the Company such other procedures acceptable to such trustee as may be necessary in order to authorize the authentication and delivery by such trustee of the Securities.

                                    RESOLVED that any Designated Officer be, and
                  each hereby is, authorized and directed to cause the Company to enter into agreements (the "Underwriting Agreement" or "Distribution Agreements"), with such investment banking company or companies as any such Designated Officer may choose (the "Agents"), and with such additional or successor Agents as any Designated Officer shall select, in the form as the Designated Officers executing and delivering the same on behalf of the Company shall approve, such approval to be conclusively evidenced by such officers execution, acknowledgment and delivery of the Underwriting Agreement or Distribution Agreements.

                                    RESOLVED that any Designated Officer be, and
                  each hereby is, authorized and directed to take, or cause to be taken, any and all action which any such Designated Officer may deem necessary or desirable to carry out the purpose and intent of the foregoing resolutions (hereby ratifying and confirming any and all actions taken heretofore or hereafter to accomplish such purposes, all or singular), and to make, execute and deliver, or cause to be made executed and delivered, all agreements, undertakings, documents, instruments or certificates in the name and on behalf of the Company as any such Designated Officer may deem necessary or desirable in connection therewith, and to perform, or cause to be performed, the obligations of the Company under the Securities, the Indenture, the Underwriting Agreement and the Distribution Agreement (and any terms agreement thereunder) and the Registration Statements, and to pay such fees and expenses as, in their judgment, shall be proper or advisable.

                                    RESOLVED that the officers of the Company
                  be, and each of them hereby is, authorized to take all such further action and to execute and deliver all such further instruments and documents in the name and on behalf of the Company with its corporate seal or otherwise and to pay such fees and expenses as, in their judgment, shall be proper or advisable in order to carry out the intent and to accomplish the purposes of the foregoing resolutions.

                  I further certify that the foregoing resolution has not been modified, revoked, or rescinded and is in full force and effect.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of THE WILLIAMS COMPANIES, INC., this 21st day of June, 2000.


                                                      /s/  SHAWNA L. GEHRES
                                                 -------------------------------
                                                        Shawna L. Gehres
                                                            Secretary

(CORPORATE SEAL)

                  I, the undersigned, SHAWNA L. GEHRES, Secretary of THE WILLIAMS COMPANIES, INC., a Delaware company (hereinafter called the "Company"), do hereby certify that at a meeting of the Board of Directors of the Company, duly convened and held on July 25, 1999, at which a quorum of said Board was present and acting throughout, the following resolution was duly adopted:

                                    RESOLVED that the officers of the Company
                  be, and each hereby is, authorized to execute and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a shelf Registration Statement on Form S-3, and all amendments and supplements thereto and all required exhibits and documents in connection therewith, and the Prospectus contained therein, and all amendments or supplements thereto (the "Registration Statement"), with respect to not more than one billion dollars ($1,000,000,000) aggregate principal amount of Debt Securities (the "Securities"), and to do, or cause to be done, all such other acts and things as, in their opinion or in the opinion of any of them, may be necessary or desirable and proper in order to effect such filing or in order that such Registration Statement and any such amendment or amendments may become effective and may remain in effect as long as shall be required.

                                    RESOLVED that the form of power of attorney
                  submitted to this meeting for use in connection with the execution and filing, for and on behalf of the Company, of the Registration Statement and any such amendments thereto referred to in the preceding resolution, is hereby approved, and the Chairman of the Board, the President, any Vice President or the Treasurer of the Company is hereby authorized to execute said power of attorney in the form so presented for and on behalf of the Company.

                                    RESOLVED that Mr. William G. von Glahn,
                  Senior Vice President and General Counsel of The Williams Companies, Inc., be, and he hereby is, designated as the person authorized to receive notices and communications from the Securities and Exchange Commission with respect to the Registration Statement and any amendments thereto and that he be, and he hereby is, designated the agent for service in connection with any and all matters relating to the Registration Statement; and that there hereby is conferred upon him the powers enumerated in Rule 478 of the Rules and Regulations promulgated under the Securities Act of 1933, as amended.

                                    RESOLVED that the officers of the Company
                  be, and each of them hereby is, authorized and directed in the name and on behalf of the Company to take any and all actions which such officers deem necessary or appropriate in order to obtain a permit, register or qualify the Securities for issuance and sale or to request an exemption from registration of the Securities or to register or to obtain a license for the Company as a dealer or broker under the securities laws of such of the states of the United States of America and of such foreign jurisdictions as such officers may deem necessary or appropriate; and that in connection with such registrations, permits, licenses, qualifications and exemptions, such officers are authorized and directed to execute, acknowledge, verify, deliver, file and publish all such applications, reports, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws, and to take any and all further action which such officers deem necessary or appropriate in order to maintain the registration in effect for such time period as they may deem to be in the best interests of the Company.

                                    RESOLVED that if an officer of the Company
                  shall so elect application may be made to the New York Stock Exchange, Inc. and to the Pacific Stock Exchange for the listing upon notice of issuance of the Securities and that the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company be, and each of them hereby is, authorized and directed by the Company to prepare, execute and file the applications required by such stock exchange and to make such changes as may be necessary to conform with requirements for the listing of the Securities, to appear (if requested) before officials of such exchange, to pay any fees required for such additional listing and to perform all other acts and things as may be deemed necessary to effect such listing.

                                    RESOLVED that the Chairman of the Board, the
                  President, any Vice President, or the Treasurer of the Company (a "Designated Officer") be, and each of them hereby is, authorized and empowered to execute, acknowledge and deliver, for and on behalf of the Company, and under its corporate seal, which its Secretary or any Assistant Secretary is hereby authorized to affix and attest, one or more indentures, including a subordinate indenture, between the Company and a trustee to be determined by the officer executing such indenture (the "Indenture") for the purpose of providing for the issuance, registration, transfer, exchange and payment of the Securities to be issued pursuant thereto, each such Indenture to be in the form as the officers executing and delivering the same on behalf of the Company shall approve, such approval to be conclusively evidenced by such officer's execution, acknowledgment and delivery of the Indenture.

                                    RESOLVED that the Chairman of the Board, the
                  President, the Chief Financial Officer, or the Treasurer of the Company be, and each hereby is, in accordance with the foregoing resolutions and the limitations previously approved, authorized to cause the Company to issue and sell one or more series of the Securities and, in connection with any such series, determine, approve or appoint, as the case may be:

                           (a) the exact aggregate principal amount of the series of Securities, whether Securities of such series are to be issued as debentures, as notes or as any other evidences of indebtedness or in any combination thereof;

                           (b) the designation of the Securities as senior or subordinated indebtedness of the Company;

                           (c) whether each series of Securities shall be sold with or without competitive bidding, whether through a public offering or by private placement, or a combination thereof;

                           (d) the terms and rights of the Securities, consistent with the terms of the respective Indenture and the Registration Statements; provided, however, that no such Securities shall be secured or convertible into any equity securities of the Company;

                           (e)      the maturity or maturities of the
                                    Securities;

                           (f) the price to be received by the Company in any offering or sale of any of the Securities (which may be at a discount from the principal amount payable at maturity of such Securities), any public offering price and any discount received by, or commission paid to, any underwriters or agents;

                           (g) the rate or rates at which the Securities shall bear interest, if any, which rate or rates may vary from time to time in accordance with a formula to be approved by any such officer;

                           (h) the date or dates from which such interest shall accrue, the dates on which such interest shall be payable and the record date for the interest payable on any interest payment date and/or the method by which such rate or rates or date or dates shall be determined;

                           (i) the place or places, where the principal of (premium, if any) and interest, if any, on the Securities shall be payable;

                           (j) the option, if any, of the Company to redeem the Securities in whole or in part and the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities may be redeemed, in whole or in part, pursuant to such option or any sinking fund or otherwise;

                           (k) the obligation, if any, of the Company to redeem, purchase or repay Securities pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation or option;

                           (l) the denominations and currencies, including U.S. dollars, foreign currencies and composite currencies, in which the Securities shall be issuable and payable and the election, if any, of holders of Securities to receive payment of principal (and premium, if any) and interest in a currency other than the currency in which such Securities were issued;

                           (m) such other terms, conditions and provisions as any such officer shall deem appropriate;

                           (n)      the forms of the Securities; and

                           (o) whether the Securities will be listed on the New York Stock Exchange.

                                    RESOLVED that any Designated Officer be, and
                  each hereby is, authorized to appoint one or more transfer agents or registrars, depositories, authenticating or paying agents, calculation agents, exchange rate agents and any other agents with respect to the Securities, and to execute and deliver, in the name and on behalf of the Company, any agreement, instrument or document relating to any such appointment, for the purpose of implementing and giving effect to the provisions of each Indenture; provided, however, that the Company may at any time elect to act in the capacity of paying agent.

                                    RESOLVED that any Designated Officer be, and
                  each hereby is, authorized and directed to execute and deliver to the trustee for each Indenture an Issuer Order or Officer's Certificate, as appropriate, referred to in the Indenture and to perform on behalf of the Company such other procedures acceptable to such trustee as may be necessary in order to authorize the authentication and delivery by such trustee of the Securities.
                                    RESOLVED that any Designated Officer be, and
                  each hereby is, authorized and directed to cause the Company to enter into agreements (the "Underwriting Agreement" or "Distribution Agreements"), with such investment banking company or companies as any such Designated Officer may choose (the "Agents"), and with such additional or successor Agents as any Designated Officer shall select, in the form as the Designated Officers executing and delivering the same on behalf of the Company shall approve, such approval to be conclusively evidenced by such officers execution, acknowledgment and delivery of the Underwriting Agreement or Distribution Agreements.

                                    RESOLVED that any Designated Officer be, and
                  each hereby is, authorized and directed to take, or cause to be taken, any and all action which any such Designated Officer may deem necessary or desirable to carry out the purpose and intent of the foregoing resolutions (hereby ratifying and confirming any and all actions taken heretofore or hereafter to accomplish such purposes, all or singular), and to make, execute and deliver, or cause to be made executed and delivered, all agreements, undertakings, documents, instruments or certificates in the name and on behalf of the Company as any such Designated Officer may deem necessary or desirable in connection therewith, and to perform, or cause to be performed, the obligations of the Company under the securities, the Indenture, the Underwriting Agreement and the Distribution Agreement (and any terms agreement thereunder) and the Registration Statements, and to pay such fees and expenses as, in their judgment, shall be proper or advisable.

                                    RESOLVED that the officers of the Company
                  be, and each of them hereby is, authorized to take all such further action and to execute and deliver all such further instruments and documents in the name and on behalf of the Company with its corporate seal or otherwise and to pay such fees and expenses as, in their judgment, shall be proper or advisable in order to carry out the intent and to accomplish the purposes of the foregoing resolutions.

                  I further certify that the foregoing resolution has not been modified, revoked, or rescinded and is in full force and effect.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of THE WILLIAMS COMPANIES, INC., this 21st day of June, 2000.


                                                     /s/  SHAWNA L. GEHRES
                                                --------------------------------
                                                      Shawna L. Gehres
                                                         Secretary

(CORPORATE SEAL)

                  I, the undersigned, SHAWNA L. GEHRES, Secretary of THE WILLIAMS COMPANIES, INC., a Delaware company (hereinafter called the "Company"), do hereby certify that at a meeting of the Board of Directors of the Company, duly convened and held on January 23, 2000, at which a quorum of said Board was present and acting throughout, the following resolution was duly adopted:

                                    RESOLVED that the resolutions of the Board
                  of Directors adopted on July 26, 1998, and July 25, 1999, each authorizing the Company to register and issue up to one billion dollars of debt securities and preferred stock of the Company, be, and each of them hereby is, amended to include, in addition to the authority previously granted, authority to register and issue equity hybrid securities and other securities convertible into equity securities of the Company and that such resolutions shall otherwise remain in full force and effect;

                           RESOLVED that the officers of the Company be, and
                  each of them hereby is, authorized to take such action, for and on behalf of the Company, as may be necessary or desirable to effect the intent of the foregoing resolution, including, without limitation, filing a post-effective amendment with the Securities and Exchange Commission to amend the Company's Registration Statement on Form S-3 (File Number 333-66141) to include the additional types of securities authorized herein.

                  I further certify that the foregoing resolution has not been modified, revoked, or rescinded and is in full force and effect.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of THE WILLIAMS COMPANIES, INC., this 21st day of June, 2000.


                                                  /s/ SHAWNA L. GEHRES
                                                ------------------------
                                                    Shawna L. Gehres
                                                       Secretary

(CORPORATE SEAL)